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                                                                    Exhibit 10.3

                                   ASSIGNMENT
                                   ----------

         THIS ASSIGNMENT, dated as of August 28, 1998 is made by and between GREAT BAY POWER CORPORATION, a New Hampshire corporation (the "Assignor") and LITTLE BAY POWER CORPORATION, a New Hampshire corporation (the "Assignee"), both wholly-owned subsidiaries of BayCorp Holdings, Ltd.

                               W I T N E S S E T H
                               -------------------

         WHEREAS, pursuant to Section 11.5 of the Asset Purchase Agreement and
Section 7 of the Nuclear Decommissioning Fund Assignment and Assumption Agreement, each dated as of June 24, 1998, by and between the Assignor and Montaup Electric Company, a Massachusetts corporation ("Montaup"), the Assignor is permitted to assign all of its respective right, title, interest, and obligation in such Asset Purchase Agreement (the "Asset Purchase Agreement") and Nuclear Decommissioning Fund Assignment and Assumption Agreement (the "Decommissioning Fund Agreement") to the Assignee, and the Assignee has agreed to accept such right, title, interest, and obligation from the Assignor, provided that Montaup is given written notice of the assignment and Assignor delivers a guaranty to Montaup.

         NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT. The Assignor does hereby assign, convey, transfer, and deliver to the Assignee all of the Assignor's right, title, interest, and obligation in the Asset Purchase Agreement and the Decommissioning Fund Agreement, and the Assignee hereby accepts such assignment and assumes all such right, title, interest, and obligation.

         2. NOTICE AND GUARANTY. The Assignor agrees that it will notify Montaup and execute and deliver to Montaup its guaranty, pursuant to Section 11.5 of the Asset Purchase Agreement.

         3. APPOINTMENT. The Assignor hereby constitutes and appoints the Assignee, and its successors and assigns, as the Assignor's true and lawful attorney, with full power of substitution, in the Assignor's name and stead, by, on behalf of and for the benefit of the Assignee, and its successors and assigns, to demand and receive any and all of the Assignor's right, title, interest, and obligation in the Asset Purchase Agreement and the Decommissioning Fund Agreement and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute, at the expense and for the benefit of the Assignee, and its successors and assigns, any and all proceedings at law, in equity or otherwise, which the Assignee, and its successors or assigns, may deem proper for the collection or reduction to possession of any of the right, title, interest, and obligation in the Asset Purchase Agreement and the Decommissioning Fund Agreement transferred hereunder or for the collection and enforcement of any claim or right of any kind hereby sold, assigned, conveyed, transferred and delivered, and to do all acts and things in relation to the right, title, interest, and obligation in the


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Asset Purchase Agreement and the Decommissioning Fund Agreement transferred hereunder that the Assignee, and its successors or assigns, shall deem desirable.

         4. NO THIRD PARTY BENEFICIARIES. Nothing in this instrument, express or implied, is intended or shall be construed to confer upon, or give to, any person other than the Assignee any remedy or claim under or by reason of this instrument or any agreements, terms, covenants or conditions hereof, and all the agreements, terms, covenants and conditions in this instrument contained shall be for the sole and exclusive benefit of the Assignee and its successors and permitted assigns.

         5. BINDING EFFECT; ASSIGNMENT. This Assignment and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         6. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of New Hampshire (regardless of the laws that might otherwise govern under applicable New Hampshire principles of conflicts of laws).

         7. CONSTRUCTION. This Assignment is delivered pursuant to and is subject to the Asset Purchase Agreement and the Decommissioning Fund Agreement. In the event of any conflict between the terms of the Asset Purchase Agreement or the Decommissioning Fund Agreement and the terms of this Assignment, the terms of the Asset Purchase Agreement or the Decommissioning Fund Agreement, respectively, shall prevail.

         IN WITNESS WHEREOF, this Assignment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.

                                   GREAT BAY POWER CORPORATION

                                   By: /s/ Frank W. Getman, Jr.
                                       --------------------------------------
                                           Frank W. Getman, Jr.
                                           President and Chief Executive Officer



                                   LITTLE BAY POWER CORPORATION

                                   By: /s/ Frank W. Getman, Jr.
                                       --------------------------------------
                                           Frank W. Getman, Jr.
                                           President and Chief Executive Officer


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